EXHIBIT 32.1


     CERTIFICATION PURSUANT TO 8 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of SLM Holdings, Inc. (the "Registrant") on Form 10-QSB for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, I, Jason Bishara, Executive Chairman of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

          (1) The Quarterly Report fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.



Date: August 17, 2007                              By: /s/ Jason Bishara
                                                      --------------------------
                                                       Jason Bishara
                                                       Executive Chairman
                                                       (Principal Executive
                                                       Officer and Principal
                                                       Financial Officer)